UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: August 22, 2007
Date of Earliest Event Reported: August 21, 2007
Point.360

(Exact name of registrant as specified in its charter)

California	001-33468	01-08893376

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2777 North Ontario Street Burbank, California	91504

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 565-1400
New 360

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On August 21, 2007, New 360 changed its name to Point.360 by amending Article I of its Articles of Incorporation upon the filing of the amendment with the California Secretary of State. Following this name change, Point.360’s common stock will trade on the Nasdaq Global Market under the symbol “PTSX.” A copy of the Certificate of Amendment of Articles of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Articles of Incorporation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Point.360
August 22, 2007	By:	/s/ Alan R. Steel
		Name:	Alan R. Steel
		Title:	Chief Financial Officer